SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2021

MAGYAR BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51726	20-4154978
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Somerset Street, New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 342-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, $0.01 par value per share	MGYR	The Nasdaq Stock Market, LLC
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 8, 2021, Magyar Bancorp, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware amendments to the Company’s Certificate of Incorporation (the “Amendments”). The Amendments, which were effective as of such date, were previously approved by stockholders of the Company at a Special Meeting of Stockholders.

The Amendments increase the number of shares of the Company’s capital stock from 9,000,000 (8,000,000 shares of common stock and 1,000,000 shares of preferred stock) to 14,500,000 (14,000,000 shares of common stock and 500,000 shares of preferred stock) and (2) provide that, unless the Company consents in writing to the selection of an alternative forum, a state or federal court in the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference.

Item 8.01	Other Events

On July 12, 2021, the Company announced the preliminary results of its subscription offering in connection with the mutual-to-stock conversion of Magyar Bancorp, MHC.

A copy of the press release is attached as Exhibit 99 to this Current Report

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit	Description

3.1	Certificate of Amendment to Magyar Bancorp, Inc.’s Certificate of Incorporation

99	Press release dated July 12, 2021

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGYAR BANCORP, INC.

DATE: July 12, 2021	By:	/s/ John S. Fitzgerald
John S. Fitzgerald
President and Chief Executive Officer